Exhibit 10.3

FIRST AMENDMENT

TO PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO PLEDGE AGREEMENT, dated as of the      day of July, 2006 (this “First Amendment”), is made and entered into by and between FOUNTAIN POWERBOATS, INC., a North Carolina corporation with its principal office at 1653 Whichard’s Beach Road, Washington, North Carolina 27889 (the “Borrower”), FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada corporation (the “Parent”), and REGIONS BANK, an Alabama chartered bank with offices in Charlotte, North Carolina (the “Bank”).

RECITALS

C. The Borrower, the Parent and the Bank are parties to a Loan Agreement, dated as of September 19, 2005, (as amended, modified, restated or supplemented from time to time, the “Existing Loan Agreement”), providing for the availability of a $16,500,000 term loan credit facility to the Borrower upon the terms and conditions set forth therein. As a condition to the extension of credit to the Borrower under the Existing Loan Agreement, the Borrower and the Parent agreed, by executing and delivering a Pledge Agreement, dated September 19, 2005 (as amended, modified, restated or supplemented from time to time, the “Pledge Agreement”), to secure the payment in full of their respective obligations under the Existing Loan Agreement and the other “Loan Documents” (as defined in the Existing Loan Agreement). Capitalized terms used herein without definition shall have the meanings given to them in the Existing Loan Agreement.

D. The Borrower has requested an additional non-revolving line of credit from the Bank in order to finance the construction of new boats to be used by the Borrower. Pursuant to the Borrower’s request, the Borrower, the Parent and the Bank have entered into a Loan Agreement, dated as of even date herewith (as amended, modified, restated or supplemented from time to time, the “New Loan Agreement”), providing for the availability of a $5,000,000 non-revolving line of credit for the Borrower upon the terms and conditions set forth therein.

E. As a condition to the extension of credit to the Borrower under the New Loan Agreement, the Bank has required that the Borrower and the Parent enter into this First Amendment to the Pledge Agreement to secure the payment in full of their respective obligations under the New Loan Agreement and the other “Loan Documents” (as defined in the New Loan Agreement). The Borrower and the Parent have agreed, by executing and delivering this First Amendment, to secure the payment in full of their respective obligations under the New Loan Agreement and the other “Loan Documents” (as defined in the New Loan Agreement).

F. The Bank is relying on this First Amendment in its decision to extend credit to the Borrower under the New Loan Agreement, and would not enter into the New Loan Agreement without the execution and delivery of this First Amendment by the Borrower and the Parent.

G. The Parent will obtain benefits as a result of the extension of credit to the Borrower under the New Loan Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this First Amendment.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE XI

AMENDMENTS

11.1 New Defined Terms. The following defined terms are hereby added to Section 1.1 of the Pledge Agreement in appropriate alphabetical order:

“Guaranty” shall mean and collectively refer to the Parent Guaranty and the “Parent Guaranty” (as defined in the Non-Revolving Loan Agreement).

“Loan” shall mean and collectively refer to (i) the $16,500,000 term loan made to the Borrower by the Bank pursuant to the Term Loan Agreement, and (ii) the non-revolving loans made to the Borrower by the Bank pursuant to the Non-Revolving Loan Agreement.

“Loan Agreement” shall mean and collectively refer to the Term Loan Agreement and the Non-Revolving Loan Agreement.

“Loan Documents” shall mean and collectively refer to the Loan Documents and the “Loan Documents” (as defined in the Non-Revolving Loan Agreement).

“Non-Revolving Loan Agreement” shall mean the Loan Agreement, dated as of July 12, 2006, between the Parent, the Borrower and the Bank, as may be amended, modified, supplemented or restated from time to time.

“Non-Revolving Note” shall mean the $5,000,000 promissory note of the Borrower dated as of July 12, 2006, executed and delivered to the Bank pursuant to the Non-Revolving Loan Agreement.

“Note” shall mean and collectively refer to the Term Note and the Non-Revolving Note.

“Term Loan Agreement” shall mean the Loan Agreement, dated as of September 19, 2005, between the Parent, the Borrower and the Bank, as may be amended, modified, supplemented or restated from time to time.

“Term Note” shall mean the $16,500,000 promissory note of the Borrower dated as of September 19, 2005, executed and delivered to the Bank pursuant to the Term Loan Agreement.

ARTICLE XII

ACKNOWLEDGEMENT

The Parent hereby acknowledges that the Borrower and the Bank have agreed to enter this First Amendment as a condition to the extension of credit to the Borrower under the New Loan Agreement. The Parent hereby approves and consents to the transactions contemplated by this First Amendment and agrees that its obligations under the Loan Documents to which it is a party shall not be diminished as a result of the execution of this First Amendment. This acknowledgement by the Parent is made and delivered to induce the Bank to enter into this First Amendment, and the Parent acknowledges that the Bank would not enter into this First Amendment in the absence of the acknowledgements contained herein.

ARTICLE XIII

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Bank as follows:

13.1 Representations and Warranties. After giving effect to this First Amendment, each of the representations and warranties of the Borrower contained in the Pledge Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof, with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct in all material respects as of such date).

13.2 No Default. After giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE XIV

MISCELLANEOUS

14.1 Effect of Amendment. From and after the effective date of the amendments to the Pledge Agreement set forth herein, all references to the Pledge Agreement set forth in any other Loan Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Pledge Agreement as amended by this First Amendment and as may be further amended, modified, restated or supplemented from time to time. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Pledge Agreement except as expressly set forth herein. Except as expressly amended hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

14.2 Expenses. The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of counsel to the Bank) in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Loan Documents delivered in connection herewith.

14.3 Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina.

14.4 Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

14.5 Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

14.6 Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

14.7 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

BORROWER:

FOUNTAIN POWERBOATS, INC.

By:	/s/ Reginald M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	President

PARENT:

FOUNTAIN POWERBOAT INDUSTRIES, INC.

By:	/s/ Reginald M. Fountain, Jr.
Name:	Reginald M. Fountain, Jr.
Title:	President

BANK:

REGIONS BANK

By:	/s/ Kemp Simmons
Name:	Kemp Simmons
Title:	Senior Vice President

Signature Page

to First Amendment to Pledge Agreement